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                                                                   EXHIBIT 23.03

                       CONSENT OF DELOITTE & TOUCHE LLP



                         INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Homestore.com, Inc. on Form S-8 of our report dated February 2, 2001 (February 16, 2001 as to Note 14), appearing in the Current Report on Form 8-K/A of Homestore.com, Inc. dated February 16, 2001 and filed on April 10, 2001.

Parsippany, New Jersey
October 23, 2001